UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2025
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KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877-710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

_____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Jason Dietrich as Executive Vice President and Chief Revenue Officer

On January 23, 2025, as part of an organizational redesign, the Company determined that Jason Dietrich would depart the Company as Executive Vice President and Chief Revenue Officer, effective January 31, 2025. In connection with the separation of Mr. Dietrich’s employment with the Company, the Company expects to enter into a General Release with Mr. Dietrich that will provide Mr. Dietrich with benefits consistent with the terms of Mr. Dietrich’s Employment Agreement with the Company, dated June 12, 2023.

Appointment of Jared Deith as Executive Vice President and Chief Revenue Officer

As part of the organizational redesign, effective January 31, 2025, Jared Deith, currently the Company’s Executive Vice President, Connected Health, will assume Mr. Dietrich’s duties and be appointed the Company’s Executive Vice President and Chief Revenue Officer.

Mr. Deith, age 34, has been serving as Executive Vice President, Connected Health, since August 2024. Previously, he served as contracted advisor to the Company and its subsidiaries from April 2024 to August 2024, as Senior Vice President, Indirect Channels and E-Commerce for the Company from January 2023 to April 2024, and as Senior Vice President, Integration from February 2022 to January 2023. Mr. Deith joined the Company in February 2022 after the Company’s acquisition of Business Mobility Partners, Inc. and Simon IoT LLC, where he served as President and Founder from July 2016 to February 2022 and as CEO and Co-Founder from September 2018 through February 2022, respectively.

There are no arrangements or understandings between Mr. Deith and any other person pursuant to which he was selected to serve as an officer of the Company. There are also no family relationships between Mr. Deith and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Employment Agreement entered into between the Company and Mr. Deith on August 15, 2024 will continue to govern the employment of Mr. Deith.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: January 28, 2025	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary